UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 9.01. Financial Statements and Exhibits.

This Item 9.01 is being provided in connection with the proposed merger between Duke Energy Corporation and Progress Energy, Inc. pursuant to an Agreement and Plan of Merger, dated as of January 8, 2011, a description of which is provided in the Registration Statement on Form S-4 of Duke Energy Corporation filed on March 17, 2011.

(a)	Financial Statements of Businesses Acquired.

The consolidated financial statements as of and for the fiscal year ended December 31, 2010 of Duke Energy Corporation were previously filed in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2010 filed on February 25, 2011. The consolidated financial statements and related consolidated financial statement schedule as of December 31, 2010 and 2009 and for the fiscal years ended December 31, 2010, 2009 and 2008 of Progress Energy, Inc. are included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2010 filed on February 28, 2011. Such consolidated financial statements and schedule, along with the related Reports of Independent Registered Public Accounting Firm, are attached hereto as Exhibit 99.1. Throughout Exhibit 99.1, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc., which are wholly-owned subsidiaries of Progress Energy, Inc., shall be referred to as PEC and PEF, respectively.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial information was previously included in the Registration Statement on Form S-4 (the “Form S-4”) of Duke Energy Corporation filed on March 17, 2011. Portions of pages 14-15 and 138-147 containing such pro forma financial information are attached hereto as Exhibit 99.2 and incorporated herein by reference. Throughout Exhibit 99.2, references to “this document,” page numbers or any Notes, shall be references to the Form S-4 and the pages and Notes therein.

(d)	Exhibits.

The following exhibits are filed herewith.

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated financial statements and related consolidated financial statement schedule as of December 31, 2010 and 2009 and for the fiscal years ended December 31, 2010, 2009 and 2008 of Progress Energy, Inc. and its subsidiaries and the related Reports of Independent Registered Public Accounting Firm.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: April 1, 2011	By:	/s/ Steven K. Young
	Name:	Steven K. Young

	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements and related consolidated financial statement schedule, as of December 31, 2010 and 2009 and for the fiscal years ended December 31, 2010, 2009 and 2008 of Progress Energy, Inc. and its subsidiaries and the related Reports of Independent Registered Public Accounting Firm.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.